                           SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT               [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             ARISTOTLE CORPORATION
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[_] Fee previously paid with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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

                                     LOGO

                                     October 1, 1997

Dear Stockholder,

   You are cordially invited to attend the 1997 Annual Meeting of Stockholders of The Aristotle Corporation to be held at 2:00 p.m. on Thursday, October 30, 1997 at the New Haven Lawn Club, 193 Whitney Avenue, New Haven, Connecticut.

   At the Annual Meeting, you will be asked (i) to elect three persons to the Board of Directors of the Company; (ii) to approve the Company's 1997 Employee and Director Stock Plan; and (iii) to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

   It is very important that your shares of Common Stock and Preferred Stock be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete the accompanying form of proxy and return such form of proxy in the enclosed postage prepaid envelope. If you attend the Annual Meeting, you may revoke the proxy given on such form and vote in person if you wish, even if you have previously returned your form of proxy.

   I look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ Paul McDonald
                                          Paul McDonald
                                          Chief Financial Officer and
                                          Secretary

                            YOUR VOTE IS IMPORTANT.
                      PLEASE RETURN YOUR PROXY PROMPTLY.

                                     LOGO

                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON OCTOBER 30, 1997

To the Stockholders of The Aristotle Corporation,

   NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of the Stockholders (the "Annual Meeting") of The Aristotle Corporation (the "Company") will be held at 2:00 p.m. on Thursday, October 30, 1997 at the New Haven Lawn Club, 193 Whitney Avenue, New Haven, Connecticut. The purpose of the Annual Meeting is:

           (1) To elect three directors for three-year terms and until their successors are duly elected and qualified;

           (2)  To approve the Company's 1997 Employee and Director Stock
                Plan;

           (3) To ratify the appointment by the Board of Directors of Arthur Andersen LLP as independent accountants of the Company for the fiscal year ending June 30, 1998; and

           (4) To consider and take action upon any other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

   It is not anticipated that any other matter will be brought before the 1997 Annual Meeting. If, however, other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

   The Board of Directors has fixed the close of business on September 8, 1997 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the 1997 Annual Meeting and any adjournments or postponements thereof.

                                          By Order of the Board of Directors,

                                          /s/ Paul McDonald
                                          Paul McDonald
                                          Chief Financial Officer and
                                          Secretary
                                          October 1, 1997

                           THE ARISTOTLE CORPORATION
                                78 OLIVE STEET
                         NEW HAVEN, CONNECTICUT 06510
                                (203) 867-4090

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

               1997 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                               OCTOBER 30, 1997

                          ---------------------------


                              GENERAL INFORMATION

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of The Aristotle Corporation (the "Company"), a Delaware corporation, of proxies, in the accompanying form, to be used at the 1997 Annual Meeting of Stockholders to be held at the New Haven Lawn Club, 193 Whitney Avenue, New Haven, Connecticut on October 30, 1997 at 2:00 p.m., and at any adjournments or postponements thereof (the "Annual Meeting" or the "Meeting").

   Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the three nominees for director named herein, FOR approval of the Company's 1997 Employee and Director Stock Plan and FOR the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 30, 1998 (collectively, the "Proposals"). Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting.

   A Stockholder may revoke his or her proxy at any time prior to its use: (i) by delivering to the Secretary of the Company at or before the Annual Meeting a signed notice of revocation or a later dated signed proxy; or (ii) by attending the Annual Meeting, notifying the Secretary, and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy.

   The presence at the Annual Meeting, in person or by proxy, of the holders of one-third of the Company's aggregate shares of issued and outstanding common stock, par value $.01 per share ("Common Stock"), and preferred stock, par value $.01 per share ("Preferred Stock"), on the Record Date is necessary to constitute a quorum. All Stockholders who deliver properly executed and dated proxies to the Company prior to the date of the Annual Meeting will be deemed present at the Annual Meeting regardless of whether such proxies are marked to direct the proxy holders to vote for or against, or to abstain from voting on, the Proposals, or are not marked to indicate any voting direction. The approval of Proposal 1 requires an affirmative vote of a plurality of the votes cast by the holders of Common Stock at the Annual Meeting. The approval of Proposal 2 requires an affirmative vote of a majority of the votes cast by the holders of the Preferred Stock and the Common Stock voting as one class and the approval of Proposal 3 requires the affirmative vote of a majority of the votes cast by the holders of the Common Stock at the Annual Meeting. With respect to the tabulation of votes on any matter, abstentions are treated as votes against a proposal, while broker non-votes have no effect on the vote.

   The Board of Directors has fixed the close of business on September 8, 1997 as the record date (the "Record Date") for the determination of holders of outstanding shares of Common Stock and Preferred Stock entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 1,097,902 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each holder of record of Common Stock on the Record Date is entitled to cast one vote per share of Common Stock, in person or by proxy, on the Proposals. In addition, as of the Record Date, an aggregate of 195,497 shares of Preferred Stock were outstanding. The Preferred Stock is divided into Series A, B, C and D and is entitled to cast one vote per share and to vote with the Common Stock as one class on all matters other than the election of directors and the appointment of accountants. The Common Stock and the Preferred Stock constitute the only outstanding capital stock of the Company.

   The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock and Preferred Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

   This Proxy Statement and the accompanying proxy are being mailed on or about October 1, 1997 to all Stockholders entitled to notice of and to vote at the Meeting.

   The Annual Report to Stockholders for the fiscal year ended June 30, 1997 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

                             ELECTION OF DIRECTORS

                                 (PROPOSAL 1)

   The Amended Bylaws of the Company provide that the number of directors shall not be less than eight nor more than 15, as fixed by the Board of Directors. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws (the "Amended Bylaws") of the Company provide that the directors are divided into three classes, as equal in number as possible, with terms expiring in successive years. Directors are elected for terms of three years and until their successors are elected and qualified. At the Annual Meeting, three directors will be elected for three-year terms.

   As of the date of the last annual meeting, there were eight (8) directorships.

   Pursuant to a Capital Contribution Agreement (the "Capital Contribution Agreement") dated November 19, 1993 between the Company, Aristotle Sub, Inc. ("ASI"), The Strouse, Adler Company ("Strouse") and the former shareholders of Strouse, in which the Company acquired indirect ownership of Strouse (the "Acquisition"), the Company agreed to appoint Alfred A. Kniberg and John C. Warfel to the Board of Directors.

INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

   It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as director of all of the persons named below as nominees, unless contrary instructions are given on the proxy. The Board of Directors believes that all of the nominees will stand for election and will serve if elected. However, if any of the persons nominated by the Board of Directors fails to stand for election or becomes unable to accept election, the proxies will be voted for the election of such other person or persons as a majority of the Board of Directors may recommend.

   The following table sets forth the names of the Board of Directors' three nominees for election as directors. Also shown is certain other information, some of which has been obtained from the Company's records and some of which has been supplied by the nominees and continuing directors, with respect to each nominee's or director's principal occupation or employment during the past five years, his or her age at October 1, 1997, the periods during which he or she has served as a director of the Company and the positions currently held with the Company.

                                             DIRECTOR OF THE POSITIONS HELD WITH
 NOMINEES                                AGE  COMPANY SINCE      THE COMPANY
 --------                                --- --------------- -------------------
Robert L. Fiscus........................  60      1991            Director
Betsy Henley-Cohn.......................  44      1993            Director
John C. Warfel..........................  45      1994            Director

   ROBERT L. FISCUS is President and Chief Financial Officer of The United Illuminating Company, a publicly-held electric utility company, where he previously served as Executive Vice President and Chief Financial Officer. Mr. Fiscus has been employed by The United Illuminating Company since 1972. Mr. Fiscus is also a member of the Board of Directors of The United Illuminating Company.

   BETSY HENLEY-COHN is Chairperson of Birmingham Utilities, Inc., a water utility in Ansonia, Connecticut, and Joseph Cohn & Son, Inc., in New Haven, Connecticut. Ms. Henley-Cohn has been employed by Birmingham Utilities, Inc. since 1993 and by Joseph Cohn & Son, Inc. since 1978. She also serves as a director of The United Illuminating Company and Citizens Bank of Connecticut.

   JOHN C. WARFEL has been the Senior Vice President, Administration and Finance of Starter Corporation, a leading sports apparel manufacturer since March 1995. He has been employed by Starter Corporation since 1988 and has previously served as its Chief Financial Officer.

                                              DIRECTOR OF
                                              THE COMPANY  POSITIONS HELD WITH
CONTINUING DIRECTORS                      AGE    SINCE         THE COMPANY
--------------------                      --- ----------- ---------------------
Directors with terms expiring in 1998:
John J. Crawford.........................  52    1989     Director, President,
                                                          Chief Executive
                                                          Officer and Chairman
                                                          of the Board
Alfred A. Kniberg........................  54    1994     Director and
                                                          President and Chief
                                                          Operating Officer of
                                                          Strouse
Sharon M. Oster..........................  49    1992     Director
Directors with terms expiring in 1999:
Barry R. Banducci........................  61    1993     Director
Daniel J. Miglio.........................  57    1990     Director

   BARRY R. BANDUCCI has been self-employed as an investor/consultant since February 1994, having retired from The Equion Corporation, a manufacturer of automotive/industrial-related products, in January 1994. Mr. Banducci served as the President, the Chief Executive Officer and a director of The Equion Corporation prior to his retirement in 1994. Mr. Banducci serves as the Chairman of the Board of Directors of TransPro, Inc., a publicly-held manufacturer of automotive-related products.

   JOHN J. CRAWFORD has been President and Chief Executive Officer of the Company since April 2, 1990 and Chairman of the Board since April 1993. Since July 1994, Mr. Crawford has served the Company in a part-time capacity. Mr. Crawford is also the Chief Executive Officer of the Regional Water Authority, a utility located in New Haven, Connecticut. Mr. Crawford is also a member of the Board of Directors of Webster Financial Corporation.

   ALFRED A. KNIBERG has been the President and Chief Operating Officer of Strouse since 1989. Prior to joining Strouse, Mr. Kniberg spent 23 years with Playtex Apparel, Inc. ("Playtex"), serving in various general management, marketing and sales positions. Immediately prior to joining Strouse, Mr. Kniberg held positions as Vice President/General Manager of Playtex Westfar International Division and for U.S. Private Label. In addition to appointing Mr. Kniberg as a director pursuant to the Capital Contribution Agreement, pursuant to the terms of an Employment Agreement between Mr. Kniberg and the Company, the Company has agreed to nominate Mr. Kniberg to the Board of Directors through the term of his Employment Agreement, currently expiring on December 31, 1998.

   DANIEL J. MIGLIO is the Chairman and Chief Executive Officer of Southern New England Telecommunications Corporation ("SNET"), a publicly-held telecommunications company. He has been employed by SNET since 1962 and has previously served as its President and the Senior Vice President of Finance and Planning. Mr. Miglio is the Chairman and Chief Executive Officer of Southern New England Telephone Company, a subsidiary of SNET.

   SHARON M. OSTER has been a Professor of Economics at the School of Organization and Management, Yale University since 1982. Ms. Oster is a director of two publicly-held companies, Health Care REIT, a real estate investment company, and TransPro, Inc., a manufacturer of automotive/industrial-related products.

BOARD OF DIRECTORS' COMMITTEES AND NOMINATIONS BY STOCKHOLDERS

   To select nominees for election as directors, the Board of Directors of the Company has appointed a Nominating Committee which, on August 28, 1997, made its nominations for the Annual Meeting. The Nominating Committee did not meet during the year ended June 30, 1997. The members of this committee were Messrs. Crawford and Kniberg and Ms. Oster. The Company's Amended Bylaws provide that to be eligible for nomination as a director of the Company, a person must be a resident of the State of Connecticut or have been previously a resident for at least three years. The Amended Bylaws further provide that nominations of persons for election to the Board of Directors may be made by the Board of Directors, or by any stockholder entitled to vote for the election of directors at the meeting who provides timely notice in writing to the Secretary of the Company and who complies with the requirement to set forth certain information specified in Article III, Section 13 of the Amended Bylaws concerning each person the stockholder proposes to nominate for election and the nominating stockholder. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 30 days nor more than 90 days prior to the date of the meeting, provided that at least 45 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders. Public disclosure of the date of the Annual Meeting was made by issuance of a press release on September 16, 1997. No stockholder nominations for directors have been submitted in connection with the Annual Meeting.

   The Board of Directors has appointed a standing Audit Committee, which during the year ended June 30, 1997 conducted two (2) meetings. The members of the Audit Committee were Mr. Fiscus, Mr. Warfel and Ms. Oster. The duties of the Audit Committee include reviewing the financial statements of the Company and the scope of the independent annual audit and internal audits. It also reviews the independent accountants' letter to management concerning the effectiveness of the Company's internal financial and accounting controls, and reviews and recommends to the Board of Directors the firm to be engaged as the Company's independent accountants. The Audit Committee may also examine and consider such other matters relating to the financial affairs and operations of the Company as it determines to be appropriate.

   The Board of Directors of the Company also has appointed a Human Resources and Stock Option Committee comprised of three directors, which during the year ended June 30, 1997 conducted one (1) meeting. The Human Resources and Stock Option Committee reviews the salary structure and policies of the Company, administers the Company's stock option plan, selects the eligible persons to whom stock options or stock appreciation rights will be granted, and prescribes the terms and provisions of each such option or right. The members of the Human Resources and Option Committee during the year ended June 30, 1997 were Ms. Henley-Cohn and Messrs. Fiscus and Miglio.

   During the year ended June 30, 1997, the Board of Directors of the Company held eight (8) meetings. During fiscal 1997, none of the directors attended less than 75% of the total number of meetings of the Board of Directors and committees of which they were members, except for Ms. Oster who attended 70% of such meetings and Mr. Banducci who attended 69% of such meetings.

COMPENSATION OF DIRECTORS

   During each fiscal year, directors of the Company, other than officers, each receive a retainer of $6,000, payable in Common Stock. The Common Stock is payable in six month intervals and is valued based on its average market value during the ten days preceding the payment date. In addition to the retainer, the Chairman and the members of board committees receive $350 or $300, respectively, for each committee meeting attended. During the year ended June 30, 1997, the Company did not pay the retainer. Accordingly, the Company has accrued a $6,000 retainer for each non-employee director, or an aggregate of $40,000.

   Non-employee directors are eligible to receive grants of stock options under the Company's 1997 Employee and Director Stock Plan (the "1997 Stock Plan"). The 1997 Stock Plan provides for the automatic grant of non-qualified options to non-employee directors of the Company. Each non-employee director, upon first being elected to the Board of Directors, will receive an option to purchase 2,500 shares, which will vest after completion of one year of service on the Board of Directors, and each non-employee director serving on the Board of Directors on October 30, 1997 will receive an immediately exercisable option to purchase 2,500 shares. Additionally, the 1997 Stock Plan provides for a grant to each non-employee director on the date of his or her reelection (provided that the director has served as a director since his or her initial election) of an option to purchase 1,000 shares, which vests upon completion of one year of service on the Board of Directors. See "- Material Features of the 1997 Stock Plan."

                              EXECUTIVE OFFICERS

   The following table sets forth, as of October 1, 1997, the names of the Company's current executive officers who are not directors, their ages, and all positions held with the Company. All executive officers serve at the discretion of the Board of Directors, subject to Employment Agreements that the Company has entered into with each of the executive officers other than Mr. Topf. See "Executive Compensation - Employment Agreements."

                  Name                   Age         Position With Company
                  ----                   ---         ---------------------
Joyce I. Baran..........................  50 Vice President of Merchandising and
                                              Design - Strouse
Paul M. McDonald........................  44 Chief Financial Officer and
                                              Secretary -  the Company; Chief
                                              Financial Officer and Secretary -
                                               Strouse
Barry Topf..............................  59 Vice President of Manufacturing -
                                              Strouse

   The principal occupations of the executive officers for the last five years are set forth below.

   JOYCE I. BARAN has served as Vice President of Merchandising and Design of Strouse since 1990. Prior to joining Strouse, Ms. Baran was the Director of Design and Merchandising for Ithaca Industries, Inc., an intimate apparel manufacturer, and prior to that spent 20 years with Warnaco Group, Inc., an apparel manufacturer, in design and other product-related positions.

   PAUL M. MCDONALD has been the Chief Financial Officer of the Company since November 1994. Mr. McDonald has been the Secretary of the Company since April 1994. In addition, Mr. McDonald has been the Chief Financial Officer and a Director of Strouse since 1989 and the Secretary of Strouse since September 1995. Prior to joining Strouse, Mr. McDonald was the Controller for Playtex's European operations.

   BARRY TOPF has been the Vice President of Manufacturing of Strouse since October 1996. From April 1994 to October 1966, Mr. Topf was a consultant and worked on operating and planning projects related to manufacturing for various companies, including Nantucket ("Guess") Industries and Natori. From September 1991 to April 1994, Mr. Topf was the Senior Vice President of Operations of Warners, a division of Warnaco, Inc.

                            EXECUTIVE COMPENSATION

   The following table sets forth certain information for the periods indicated regarding cash and other compensation paid to, earned by, or awarded to the Company's Chief Executive Officer and certain other executive officers of the Company (collectively, the "Named Officers") whose salary and bonus exceeded $100,000 during the fiscal year ended June 30, 1997.

                         SUMMARY COMPENSATION TABLE/1/

                                                            Long Term
                                  Annual Compensation      Compensation
                                  ----------------------   ------------
                                                             Options        All Other
Name and Principal Position  Year Salary $    Bonus $/2/   Awarded/3/ # Compensation $/4/
---------------------------  ---- --------    ----------   ------------ -----------------
John J. Crawford........     1997 $ 60,000/5/  $     0             0         $    0
 President, Chief            1996   60,000/5/        0             0              0
 Executive Officer and       1995   60,000/5/        0        20,000              0
 Chairman of
 the Board - the Company
Alfred A. Kniberg.......     1997  162,816           0             0          2,225
 President and Chief         1996  162,816           0             0          2,077
 Operating Officer -         1995  162,816       5,634         2,545          1,810
  Strouse
Joyce Baran.............     1997  160,000           0             0          2,001
 Vice President              1996  131,900           0             0          1,660
 Merchandising and           1995  127,952       4,219         1,905          1,775
 Design - Strouse
Paul McDonald...........     1997  108,947      20,000/6/          0          1,408
 Chief Financial Officer     1996  108,947           0             0          1,520
 and Secretary - the         1995  108,947       3,770         1,703          1,284
 Company;
 Chief Financial Officer
 and Secretary - Strouse

-------------------

/1/ The Capital Contribution Agreement provides that Messrs. Kniberg and McDonald and Ms. Baran, as former stockholders of Strouse (together with others, the "Former Strouse Stockholders"), are entitled to additional consideration, the amount of which is based upon the future net income before interest, dividends and income taxes of Strouse ("EBIT") for the twelve-month periods ended August 31, 1994, August 31, 1995 and August 31, 1996. The Summary Compensation Table does not include such additional consideration paid in the fiscal year ended June 30, 1995 to the Former Strouse Stockholders as former stockholders of Strouse. No such additional consideration was paid to the Former Strouse Stockholders for the twelve-month periods ended August 31, 1995 and August 31, 1996 because Strouse did not achieve the EBIT targets for such twelve-month periods.

/2/ Pursuant to the terms of the Employment Agreements, if a specified level of Strouse Pre-Tax Income (as defined below) was achieved in fiscal 1997, the Named Officers, excluding Mr. Crawford, could have received bonuses for fiscal 1997. However, Strouse did not achieve the Strouse Pre-Tax Income target and such bonuses were not paid. Amounts of bonuses for the fiscal year ended June 30, 1995 for Messrs. Kniberg and McDonald and for Ms. Baran reflect bonuses earned for the months of July and August 1994. See "Executive Compensation - Employment Agreements."
/3/ Options awarded to Mr. Crawford are options to purchase Common Stock. Options awarded to all other Named Officers are options (the "ASI Options") to purchase common stock of ASI (the "ASI Common Stock"). Contemporaneously with the award of any ASI Option, the Named Officers are issued an identical number of warrants by the Company that enable the Named Officers, after the exercise of the ASI Options, to convert each share of ASI Common Stock into one share of Common Stock after January 1, 1999 for no additional consideration. ASI Options are awarded in each fiscal year pursuant to the terms of the Employment Agreements. See "Executive Compensation - Employment Agreements."
/4/ Other compensation for the Named Officers, excluding Mr. Crawford, is comprised of the following: in fiscal 1997, $650, $120 and $471 paid for term life insurance premiums and an estimated $1,575, $1,288 and $1,530 to be paid as a matching contribution pursuant to the Strouse Cash or Deferral Profit Sharing Plan (the "Plan") for Messrs. Kniberg and McDonald and Ms. Baran, respectively.
/5/ In fiscal 1997, salary includes $20,000 in shares of Common Stock to be issued to Mr. Crawford. In fiscal 1996, salary includes $20,000 in shares of Common Stock to be issued to Mr. Crawford. In fiscal 1995, salary includes 4,405 treasury shares of Common Stock issued to Mr. Crawford as salary. The fair market value of the 4,405 shares on the date of grant was $20,000.
/6/ In fiscal 1997, the Company paid Mr. McDonald a $20,000 bonus in recognition of certain additional services rendered to the Company by Mr. McDonald. The payment of this bonus was not pursuant to the terms of Mr. McDonald's Employment Agreement.

                       OPTION GRANTS IN LAST FISCAL YEAR

   There were no stock options granted to the Named Officers during the Company's last fiscal year.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

   The following table sets forth certain information regarding unexercised stock options held as of June 30, 1997, by the Named Officers. No stock options were exercised by the Named Officers during the past fiscal year.

                               Number of Securities      Value of Unexercised
                              Underlying Unexercised     In-the-Money Options
                             Options at FY-End/1/ (#)      at FY-End/2/ ($)
                             ------------------------- -------------------------
            Name             Exercisable Unexercisable Exercisable Unexercisable
---------------------------- ----------- ------------- ----------- -------------
 John J. Crawford...........   32,500           0            0            0
 Alfred A. Kniberg..........    2,545           0            0            0
 Joyce Baran................    1,905           0            0            0
 Paul McDonald..............    1,703           0            0            0

------------------

/1/ Options awarded to Mr. Crawford are options to purchase Common Stock. Options awarded to all other Named Officers are ASI Options to purchase ASI Common Stock. Contemporaneously with the award of any ASI Option, the Named Officers are issued an identical number of warrants by the Company that enable the Named Officers, after the exercise of the ASI Options, to convert each share of ASI Common Stock into one share of Common Stock after April 12, 1996 for no additional consideration. ASI Options are awarded in each fiscal year pursuant to the terms of the Employment Agreements. See "Executive Compensation - Employment Agreements."
/2/ All of the options held by the Named Officers have exercise prices that are greater than the fair market value of the Common Stock as of June 30, 1997, which was $3.125 per share. Such options are not "in-the-money" and their value is, therefore, zero. Since the ASI Common Stock is convertible into Common Stock for no additional consideration, the closing bid price per share of the Common Stock on June 30, 1997 has been used as the market price of the ASI Common Stock on June 30, 1997.
     EMPLOYMENT AGREEMENTS

   In connection with the Acquisition, the Company entered into Employment Agreements (the "Employment Agreements") in 1994 with Messrs. Kniberg and McDonald and Ms. Baran. In 1995 and 1996, the Company agreed to amend Ms. Baran's Employment Agreement and in 1997 the Company agreed to amend all of the Employment Agreements. Pursuant to the Employment Agreements, such officers currently receive base salaries of $172,816, $149,000 and $168,000, respectively. The Employment Agreements are for five year terms ending in 1999. In addition to providing for base annual salaries, such agreements provide for an annual cash bonus and stock option to purchase Common Stock of ASI (the "ASI Common Stock"), if certain levels of pre-tax income for Strouse ("Strouse Pre-Tax Income") are achieved. In fiscal 1997, the minimum and maximum levels of Strouse Pre-Tax Income required in order for the employees to receive the minimum and maximum cash bonus and stock option under the Employment Agreements was $867,487 and $1,156,650, respectively. The annual bonus increases proportionately from 20% of salary for achieving the minimum level of Strouse Pre-Tax Income to 50% of salary for achieving the maximum level of Strouse Pre-Tax Income. The annual stock option increases proportionately from 4,000 shares of ASI Common Stock for achieving the minimum level of Strouse Pre-Tax Income to 10,000 shares for achieving the maximum level of Strouse Pre-Tax Income. The stock options will be exercisable at the market price on the date that they are granted. The stock options will be distributed equally among the three employees. Strouse did not achieve the minimum level of Strouse Pre-Tax Income in fiscal 1997. The Employment Agreements also provide that if an employee's employment is terminated without cause, then the Company will pay the employee a severance pay equal to one year's salary and bonus, payable in twelve monthly installments.

                             CERTAIN TRANSACTIONS

   New England Resources Limited Partnership, an entity affiliated with David Howell and Ann-Marie Howell, stockholders owning more than 5% of the Preferred Stock, leases to Strouse its principal facility located in New Haven, Connecticut. The rent paid by Strouse under such lease for the fiscal year ended June 30, 1997 was approximately $442,000 and the average rent under the lease was $3.76 per square foot. The rent paid by Strouse under such lease for the fiscal year ended June 30, 1996 was $432,000.

   In connection with the Acquisition, Messrs. Kniberg and McDonald (together, the "Borrowers") borrowed $298,358 and $184,660 (collectively, the "Loans"), respectively, from the Company. The Borrowers used the Loans to exercise options to purchase Strouse stock. The current outstanding principal balances of the Loans are $149,179 and $92,330, respectively, and the largest amounts outstanding during fiscal 1997 were $149,179 and $92,330, respectively. The Borrowers pledged to the Company an aggregate of 24,151 shares of preferred stock of ASI to secure the repayment of the Loans. Interest accrues on the Loans at a rate of 8.9% per annum, and is payable quarterly. One-half of the principal balance of the Loans was payable on April 11, 1997 and one-half is payable on April 11, 1998. However, the April 11, 1997 payments have been deferred under a provision which permits the Borrowers to request a delay in payment of the principal amount of the Loans if the Company has not registered certain shares of its Common Stock under applicable federal and state securities laws upon the request of the Borrowers. The Company has agreed to reduce the outstanding principal balances of Messrs. Kniberg and McDonald's Loans to $92,119 and $57,020, respectively, in exchange for the surrender of an aggregate of 9,237 shares of ASI preferred stock held by the Borrowers, and to defer the payment dates such that one-half of the remaining principal balance of the Loans will be payable on January 1, 1999 and one-half will be payable on January 1, 2000.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and Directors, and persons who beneficially own more than ten percent (10%) of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") and any national securities exchange on which the Company's securities are registered initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock or other equity securities of the Company. Executive officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent (10%) beneficial owners were complied with for the fiscal year ended June 30, 1997, with the exception of the following: Ms. Oster did not timely file one Form 4 to report one acquisition of Common Stock.

             STOCK OWNED BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

   The following table sets forth, as of September 24, 1997, certain information regarding beneficial ownership of the Common Stock and the Preferred Stock by: (i) each person who is known to the Company to own beneficially more than 5% of the outstanding shares of either the Common Stock or the Preferred Stock; (ii) each director of the Company; (iii) each executive officer of the Company who is a Named Officer; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, all persons listed below have sole voting and investment power with respect to their shares and the address for each such person is The Aristotle Corporation, 78 Olive Street, New Haven, Connecticut. In preparing the following table, the Company has relied on information furnished by such persons.

                              Number of Shares
                              of Capital Stock                 Percent of Class and
                            Beneficially Owned/1/                 Voting Power/2/
                            ------------------------------    ------------------------
5% Stockholders, Directors   Common            Preferred      Common  Preferred Voting
  and Executive Officers      Stock              Stock        Stock     Stock   Power
--------------------------  -----------       ------------    ------  --------- ------
5% Stockholders:
 Howell Resource
   Partners/3/...........             0            82,237       *  %    42.07%   6.36%
 David S. Howell.........         1,075/4/         82,237/5/    *       42.07    6.44
 Ann-Marie Howell........         1,075/6/         82,237/5/    *       42.07    6.44
 Alfred A. Kniberg.......             0            58,274       *       29.81    4.51
 Paul McDonald...........             0            19,532/7/    *        9.99    1.51
Directors:
 John J. Crawford........        78,929/8/              0      6.98       *      5.95
 Barry R. Banducci.......         7,260/9/              0       *         *       *
 Robert L. Fiscus........         8,560/10/             0       *         *       *
 Betsy Henley-Cohn.......        29,600/11/             0      2.69       *      2.29
 Daniel J. Miglio........         8,360/12/             0       *         *       *
 Sharon M. Oster.........        33,080/13/             0      3.01       *      2.55
 John C. Warfel..........         5,653/14/             0       *         *       *
Named Officers (excluding
  Messrs. Crawford,
  Kniberg and McDonald):
 Joyce Baran.............             0             4,797       *        2.45     *
                            -----------        ----------     -----     -----   -----
All Executive Officers
  and Directors as a
  group/15/
  (10 persons)...........       166,442            82,603     14.64     42.25   18.69
                            ===========        ==========     =====     =====   =====

----------------
 * Less than 1%
 /1/ The table does not include warrants (the "Warrants") issued by the Company to Howell Resource Partners ("HRP"), Alfred A. Kniberg, Paul McDonald, and Joyce Baran as former stockholders of Strouse in connection with the Acquisition. The Warrants permit HRP, Messrs. Kniberg and McDonald and Ms. Baran to exchange the ASI Common Stock and preferred stock of ASI held by them for an aggregate of 172,382 shares of Common Stock at times between January 1, 1999 and January 1, 2003. The table includes the $6,000 retainer that is payable in Common Stock to each of the six (6) non-employee directors for fiscal 1997. If the retainer for fiscal 1997 were paid on September 8, 1997, each non-employee director would have received 1,883 shares of Common Stock, or .15% of the total voting power of the Company's capital stock.
 /2/ Percentages are calculated by including as part of the total number of issued and outstanding shares of Common Stock those stock options which are currently exercisable by the individual whose share ownership percentage is being calculated, in accordance with the applicable securities regulations.
 /3/ HRP is a general partnership whose general partners are David S. Howell and Ann-Marie Howell. HRP is the direct beneficial owner of such 82,237 shares. The address of HRP and Mr. And Mrs. Howell is 151 River Road, Essex, Connecticut.
 /4/ Includes 1,000 shares held by Mr. Howell jointly with his wife, Ann-Marie
     Howell; and 75 shares held by Mr. Howell's step-son, Eric M. Hines. Mr. Howell disclaims beneficial ownership of the 75 shares held by his step-son.
 /5/ Mr. Howell and Mrs. Howell are the general partners of HRP (discussed in footnote 3 above), and have the power to vote the 82,237 shares. Mr. Howell and Mrs. Howell therefore share voting and dispositive power with respect to the 82,237 shares and are indirect beneficial owners of such shares.
 /6/ Includes 1,000 shares held by Mrs. Howell jointly with her husband, David
     S. Howell; and 75 shares held by Mrs. Howell's son, Eric M. Hines. Mrs. Howell disclaims beneficial ownership of the 75 shares held by her son.

 /7/ Includes 16,659 shares held by Mr. McDonald directly and 2,873 shares held by Janney Montgomery Scott, Inc. under a custodial agreement for Mr. McDonald's benefit. Mr. McDonald disclaims beneficial ownership of the 2,873 shares held by Janney Montgomery Scott, Inc.
 /8/ Includes 36,799 shares held by Mr. Crawford directly; 5,000 shares held in trust for which Mr. Crawford serves as custodian with power to vote the shares; 4,580 shares held in his wife's name; 50 shares held in the name of his daughter; and stock options, which are currently exercisable, to purchase 32,500 shares.
 /9/ Includes 6,302 shares held by Mr. Banducci directly; and stock options, which are currently exercisable, to purchase 958 shares.
/10/ Includes 7,123 shares held by Mr. Fiscus directly; and stock options, which are currently exercisable, to purchase 1,437 shares.
/11/ Includes 6,302 shares held by Ms. Henley-Cohn directly; 14,340 shares held in trusts in which Mrs. Henley-Cohn has the power to vote the shares; 8,000 shares held equally by Ms. Henley-Cohn's son and daughter, 5,000 of which are disclosed in footnote 8 above as part of Mr. Crawford's shares held in trust for which Mr. Crawford serves as custodian with power to vote the shares; and stock options, which are currently exercisable, to purchase 958 shares.
/12/ Includes 6,923 shares held by Mr. Miglio directly; and stock options, which are currently exercisable, to purchase 1,437 shares.
/13/ Includes 8,743 shares held by Ms. Oster directly and 22,900 held by Ms.
     Oster's husband; and stock options, which are currently exercisable, to purchase 1,437 shares.
/14/ Includes 5,174 shares held by Mr. Warfel directly; and stock options, which are currently exercisable, to purchase 479 shares.
/15/ In addition to the foregoing capital stock of the Company, HRP, Messrs.
     Kniberg and McDonald and Ms. Baran own 24,446, 18,832, 7,397 and 3,302 shares of ASI Common Stock, respectively (assuming that all of the ASI Options held by such individuals are exercised). HRP and Mr. Kniberg own 2.1% and 1.6%, respectively, of the ASI Common Stock. None of the other stockholders owns more than 1% of the ASI Common Stock. HRP, Messrs. Kniberg and McDonald and Ms. Baran also own 72,784, 45,599, 13,565 and 3,436 shares of preferred stock of ASI, respectively, representing 45.3%, 28.4%, 8.5%, and 2.1%, respectively, of the issued and outstanding preferred stock of ASI. Pursuant to the Warrants described in footnote 1, the ASI Common Stock and the ASI Preferred Stock may be exchanged for Common Stock at various times between January 1, 1999 and January 1, 2003. Assuming that all of the ASI Preferred Stock and the ASI Common Stock were converted to Common Stock, as of September 24, 1997 (even though all of such ASI stock is not currently convertible), HRP, Mr. Howell, Mrs. Howell, Mr. Kniberg, Mr. McDonald and Ms. Baran would own 10.22%, 10.29%, 10.29%, 5.92%, 2.13%, and .64% of the total voting power of the Company's capital stock.

   THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF THE COMMON STOCK AT THE ANNUAL MEETING IS REQUIRED TO ELECT THE NOMINEES FOR DIRECTOR. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.

          APPROVAL OF THE COMPANY'S EMPLOYEE AND DIRECTOR STOCK PLAN

                                 (PROPOSAL 2)

GENERAL

   The 1997 Stock Plan was approved by the Company's Board of Directors on August 28, 1997. The 1997 Stock Plan provides for the issuance of stock options and stock grants ("Stock Rights") to employees and directors of the Company. A total of 150,000 shares of Common Stock have been reserved for issuance under the 1997 Stock Plan. No Stock Rights have been granted under the 1997 Stock Plan.

   The 1997 Stock Plan is administered by the Human Resources and Stock Option Committee (the "Stock Option Committee") of the Board of Directors. The Stock Option Committee has the authority to administer the provisions of the 1997 Stock Plan and to determine the persons to whom Stock Rights will be granted, the number of shares to be covered by each Stock Right and the terms and conditions upon which a Stock Right may be granted; provided, however, that in no event may Stock Rights with respect to more than 30,000 shares be granted to a plan participant in any fiscal year.

   The 1997 Stock Plan is being submitted for Stockholder approval at the Meeting to ensure qualification of the Plan under applicable tax laws. The Board believes that adoption of the Plan is advisable to give the Company the flexibility needed to attract, retain and motivate employees, directors and consultants.

MATERIAL FEATURES OF THE 1997 STOCK PLAN

   Stock Grants under the 1997 Stock Plan will be subject to such terms and conditions as the Stock Option Committee deems to be appropriate and in the best interest of the Company. These terms may include conditions relating to the right of the Company to reacquire the shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price of the shares.

   Options granted under the 1997 Stock Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) non-qualified stock options. Incentive stock options may be granted to employees of the Company. Non-qualified stock options may be granted to directors or employees of the Company. The 1997 Stock Plan also provides for the automatic grant of non-qualified options to non-employee directors of the Company. Each non-employee director, upon first being elected to the Board of Directors, will receive an option to purchase 2,500 shares, which will vest after completion of one year of service on the Board of Directors, and each non-employee director serving on the Board of Directors on October 30, 1997 will receive an immediately exercisable option to purchase 2,500 shares. Additionally, the 1997 Stock Plan provides for a grant to each non-employee director on the date of his or her reelection (provided that the director has served as a director since his or her initial election) of an option to purchase 1,000 shares, which vests upon completion of one year of service on the Board of Directors. All automatic option grants to non-employee directors will have a term of ten years and an exercise price equal to the fair market value of the Common Stock on the date of grant.

   The aggregate fair market value (determined on the date of grant) of shares issuable pursuant to incentive stock options that become exercisable in any calendar year under any incentive stock plan of the Company may not exceed $100,000. Incentive stock options granted under the 1997 Stock Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant, or 110% of fair market value in the case of employees holding 10% or more of the voting stock of the Company. Non-qualified stock options granted under the 1997 Stock Plan may not be granted at an exercise price less than the par value per share of the Common Stock on the date of the grant. Incentive stock options granted under the 1997 Stock Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee or officer holding 10% or more of the voting stock of the Company. An option granted under the 1997 Stock Plan is not transferable by the optionholder except by will or by the laws of descent and distribution or as otherwise determined by the Stock Option Committee and set forth in the applicable option agreement.

   An incentive stock option granted under the 1997 Stock Plan may be exercised after the termination of the optionholder's employment with the Company (other than by reason of death, disability or termination for "cause" as defined in the 1997 Stock Plan) to the extent exercisable on the date of termination, at any time prior to the earlier of the option's specified expiration date or 90 days after such termination. The Stock Option Committee may specify the termination or cancellation provisions applicable to a non-qualified stock option. In the event of the optionholder's death or disability, both incentive stock options and non-qualified stock options generally may be exercised, to the extent exercisable on the date of death or disability, by the optionholder or the optionholder's survivors at any time prior to the earlier of the option's specified expiration date or one year from the date of death or disability. Generally, in the event of the optionholder's termination for cause, all outstanding and unexercised options are forfeited.

   In the event of termination of service other than by reason of death, disability or termination for cause, except as otherwise provided in the pertinent stock grant agreement, the Company generally has the right to repurchase that number of shares subject to a stock grant as to which the Company's repurchase rights, as set forth in a stock grant agreement, have not lapsed. In the event of a stock grant holder's death or disability, the Company's rights of repurchase generally are exercisable, to the extent that they have not lapsed on the date of death or disability. Generally, in the event of termination for cause, all shares subject to any stock grant are immediately subject to repurchase by the Company at the purchase price, if any.

   If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Stock Option Committee or the board of directors of any entity assuming the obligations of the Company under the Plan (the "Successor Board") shall, as to outstanding options under the Plan either
(i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of the successor or acquiring entity; or (ii) upon written notice to the participants, provide that all options must be exercised (either to the extent then exercisable or, at the discretion of the Stock Option Committee, all options being made fully exercisable for purposes of such transaction) within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to each such option (either to the extent then exercisable or, at the discretion of the Stock Option Committee, all options being made fully exercisable for purposes of such transaction) over the exercise price thereof. In the event of a recapitalization or reorganization of the Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionholder upon exercising an option under the Plan, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option prior to such recapitalization or reorganization.

   The Plan may be amended by the Stockholders of the Company. The Plan may also be amended by the Board of Directors or the Stock Option Committee, provided that any amendment approved by the Board of Directors or the Stock Option Committee which is of a scope that requires Stockholder approval shall be subject to obtaining such Stockholder approval.

   On September 25, 1997, the closing market price per share of the Company's Common Stock was $4.25, as reported in the Nasdaq SmallCap Market.

FEDERAL INCOME TAX CONSIDERATIONS

   The following is a description of certain U.S. federal income tax consequences of the issuance and exercise of options under the 1997 Stock
Plan:

   Incentive Stock Options. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. Such gain will be eligible for the 20 percent maximum rate introduced by the Taxpayer Relief Act of 1997 if the stock has been held for more than 18 months after option exercise; otherwise such gain will be eligible for the 28 percent maximum rate. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

   Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the optionee or deduction to the Company at the time of grant. The optionee will recognize taxable compensation, and the Company will have a corresponding deduction, at the time of exercise in the amount of the excess of the then fair market value of the shares acquired over the option price. Upon disposition of the shares, the optionee will generally realize capital gain or loss, and his basis for determining gain or loss will be the sum of the option price paid for the shares plus the amount of compensation income recognized on exercise of the option.

   Stock Grants. With respect to Stock Grants under the 1997 Stock Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

   With respect to Stock Grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

   Unless otherwise indicated, properly executed proxies will be voted in favor of the 1997 Stock Plan.

   THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE HOLDERS OF THE PREFERRED STOCK AND THE COMMON STOCK VOTING AS ONE CLASS AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE 1997 STOCK PLAN. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PLAN.

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

                                 (PROPOSAL 3)

   On June 26, 1997, the Board of Directors re-appointed Arthur Andersen LLP ("Arthur Andersen") to serve as independent accountants for the Company for the fiscal year ending June 30, 1998. The Board proposes that the Stockholders ratify this appointment, although such ratification is not required under Delaware law or the Company's Amended and Restated Certificate of Incorporation or Amended Bylaws. Arthur Andersen audited the Company's financial statements for the fiscal year ended June 30, 1997. The Company expects that representatives of Arthur Andersen will be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

   In the event that ratification of Arthur Andersen as the independent public accountants for the Company is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.

   Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of Arthur Andersen, independent certified public accountants, to audit the books and accounts of the Company for the fiscal year ending June 30, 1998.

   THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE HOLDERS OF THE COMMON STOCK AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE APPOINTMENT OF THE ACCOUNTANTS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN AS INDEPENDENT ACCOUNTANTS.

                    DEADLINE FOR SUBMISSION OF STOCKHOLDER
                       PROPOSALS TO BE PRESENTED AT 1998
                        ANNUAL MEETING OF STOCKHOLDERS

   Any proposal intended to be presented by any stockholder for action at the 1998 Annual Meeting of stockholders of the Company must be received by the Secretary of the Company at 78 Olive Street, New Haven, Connecticut 06511, not later than June 3, 1998, in order for the proposal to be considered for inclusion in the proxy statement and proxy relating to the 1998 Annual Meeting. In addition, the Company's Amended Bylaws require that notice of stockholder proposals and nominations for director be delivered to the Secretary of the Company not less than thirty (30) days nor more than ninety
(90) days prior to the date of an annual meeting, unless notice or public disclosure of the date of the meeting occurs less than forty-five (45) days prior to the date of such meeting, in which event stockholders may deliver such notice not later than the fifteenth (15th) day following the day on which notice of the date of the meeting was mailed or public disclosure thereof was made. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 1998 Annual Meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

                                 OTHER MATTERS

   As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in their discretion.

                                       By Order of the Board of Directors

                                       /s/ Paul McDonald
                                       Paul McDonald
                                       Chief Financial Officer and
                                       Secretary October 1, 1997

                                   3840-PS-97

                                  Appendix 1
                                  ----------

                                     PROXY
                                     -----

                           THE ARISTOTLE CORPORATION
                                78 Olive Street
                         New Haven, Connecticut 06511

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders
                               October 30, 1997

     John J. Crawford and Alfred A. Kniberg, or either of them individually and each of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all stock of The Aristotle Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held at the New Haven Lawn Club, 193 Whitney Avenue, New Haven, Connecticut, at 2:00 p.m., on October 30, 1997, or any adjournments or postponements thereof, upon such business as may properly come before the meeting, including the items on the reverse side of this form as set forth in the Notice of 1997 Annual Meeting and the Proxy Statement.

     Nominees for Election as Directors: Robert L. Fiscus, Betsy Henley-Cohn and John C. Warfel.

     (Shares cannot be voted unless this proxy form is signed and returned, or other specific arrangements are made to have the shares represented at the meeting.)

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

     The Company's Directors recommend a vote FOR the proposals numbered 1,2 and
3. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS NUMBERED 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXIES AS TO OTHER MATTERS.

     1.    Election of Directors (see reverse).

             [_] FOR    [_] WITHHELD

     [_]
        ------------------------------------------------------------------------
           For all nominees except as noted above

     2.    Approve the Company's 1997 Employee and Director Stock Plan.

             [_] FOR    [_] AGAINST    [_] ABSTAIN

     3.   Ratify Appointment of Accountants.

             [_] FOR    [_] AGAINST    [_] ABSTAIN

     Please mark, sign, date and return this proxy promptly in the enclosed postage prepaid envelope.

--------------------------------------------------------------------------------
 MARK HERE FOR ADDRESS                           MARK HERE IF YOU PLAN
 CHANGE AND NOTE AT LEFT  [_]                    TO ATTEND THE MEETING  [_]
--------------------------------------------------------------------------------

     Please sign your name below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title or capacity. If a corporation, please sign in corporate name by an authorized officer and give title. If a partnership, please sign in partnership name by an authorized person.

Signature:                                    Date
          ---------------------------------        ----------------------------
Signature:                                    Date
          ---------------------------------        ----------------------------

                                  Appendix 2
                                  ----------


                           THE ARISTOTLE CORPORATION

                     1997 EMPLOYEE AND DIRECTOR STOCK PLAN



1.   DEFINITIONS.

     Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this The Aristotle Corporation 1997 Employee and Director Stock Plan, have the following meanings:

            Administrator means the Board of Directors, unless it has delegated
            -------------
            power to act on its behalf to the Committee, in which case the Administrator means the Committee.

            Affiliate means a corporation which, for purposes of Section 424 of
            ---------
            the Code, is a parent or subsidiary of the Company, direct or indirect.

            Board of Directors means the Board of Directors of the Company.
            ------------------

            Code means the United States Internal Revenue Code of 1986, as
            ----
            amended.

            Committee means the committee of the Board of Directors to which the
            ---------
            Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

            Common Stock means shares of the Company's common stock, $.01 par
            ------------
            value per share.

            Company means The Aristotle Corporation, a Delaware corporation.
            -------

            Disability or Disabled means permanent and total disability as
            ----------    --------
            defined in Section 22(e)(3) of the Code.

            Fair Market Value of a Share of Common Stock means:
            -----------------

            (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite

            Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

            (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

            (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

            ISO means an option meant to qualify as an incentive stock option
            ---
            under Section 422 of the Code.

            Key Employee means an employee of the Company or of an Affiliate
            ------------
            (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

            Non-Qualified Option means an option which is not intended to
            --------------------
            qualify as an ISO.

            Option means an ISO or Non-Qualified Option granted under the Plan.
            ------

            Option Agreement means an agreement between the Company and a
            ----------------
            Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

            Participant means a Key Employee or director to whom one or more
            -----------
            Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

            Plan means this The Aristotle Corporation 1997 Employee and Director
            ----
            Stock Plan.

            Shares means shares of the Common Stock as to which Stock Rights
            ------
            have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

            Stock Grant means a grant by the Company of Shares under the Plan.
            -----------

            Stock Grant Agreement means an agreement between the Company and a
            ---------------------
            Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

            Stock Right means a right to Shares of the Company granted pursuant
            -----------
            to the Plan -- an ISO, a Non-Qualified Option or a Stock Grant.

            Survivors means a deceased Participant's legal representatives
            ---------
            and/or any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.


2.   PURPOSES OF THE PLAN.
     ---------------------

     The Plan is intended to encourage ownership of Shares by Key Employees and directors of the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options and Stock Grants.

3.   SHARES SUBJECT TO THE PLAN.
     ---------------------------

     The number of Shares which may be issued from time to time pursuant to this Plan shall be 150,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 23 of the Plan.

     If an Option ceases to be "outstanding", in whole or in part, or if the Company shall reacquire any Shares issued pursuant to a Stock Grant, the Shares which were subject to such Option and any Shares so reacquired by the Company shall be available for the granting of other Stock Rights under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.


4.   ADMINISTRATION OF THE PLAN.
     ---------------------------

     The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

     a. Interpret the provisions of the Plan or of any Option or Stock Grant and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

     b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees and directors shall be granted Stock Rights;

     c. Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 30,000 shares be granted to any Participant in any fiscal year; and

     d. Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.


5.   ELIGIBILITY FOR PARTICIPATION.
     ------------------------------

     The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee or director of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an employee or director of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the delivery of the Agreement evidencing such Stock Right. ISOs may be granted only to Key Employees. Non-Qualified Options and Stock Grants may be granted to any Key Employee or director of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.


6.   TERMS AND CONDITIONS OF OPTIONS.
     --------------------------------

     Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such conditions as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

A.   Non-Qualified Options: Each Option intended to be a Non-Qualified Option
     ---------------------
     shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified
     Option:

     a. Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value per share of Common Stock.

     b. Each Option Agreement shall state the number of Shares to which it pertains;

     c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

     d. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

        i. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

        ii. The Participant or the Participant'sSurvivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

     e. Directors' Options: Each director of the Company who is not an employee of or consultant to the Company or any Affiliate, upon first being elected to the Board of Directors, shall be granted a Non-Qualified Option to purchase 2,500 Shares. Each such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten years, and
        (iii) become exercisable in full upon completion of one full year of service on the Board of Directors after the date of grant.

        Any director serving on the Board of Directors on October 30, 1997, who is not an employee of or consultant to the Company or any Affiliate, shall be granted a Non-Qualified Option to purchase 2,500 shares as of such date. Each such Option shall (i) have an exercise price equal to the Fair

        Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten years, and (iii) be immediately exercisable in full.

        On the date of each reelection to the Board of Directors, provided that on such dates the director has been in the continued and uninterrupted service as a director of the Company since his or her initial election or appointment and is not an employee of or consultant to the Company or any Affiliate, each director will be granted a Non-Qualified Option to purchase 1,000 Shares. Each such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten years, and (iii) become exercisable in full upon completion of one full year of service on the Board of Directors after the date of grant.

        Any director entitled to receive an Option under this subparagraph may elect to decline the Option.

Except as otherwise provided in the pertinent Option Agreement, if a director who receives Options pursuant to this subparagraph:

        a. ceases to be a member of the Board of Directors for any reason other than death or Disability, any then unexercised Options granted to such director may be exercised by the director within a period of ninety (90) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of Shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option; or

        b. ceases to be a member of the Board of Directors by reason of his or her death or Disability, any then unexercised Options granted to such director may be exercised by the director (or by the director's personal representative, or the director's Survivors) within a period of one hundred eighty (180) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of Shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option.

B.   ISOs: Each Option intended to be an ISO shall be issued only to a Key
     ----
     Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

     a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clauses (a) and (e) thereunder.

     b. Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

         i. Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

         ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

     c.  Term of Option: For Participants who own

         i.    Ten percent (10%) or less of the total combined voting power of
                                 -------
               all classes of stock of the Company or an Affiliate, each Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide.

         ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

     d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (d) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

7.   TERMS AND CONDITIONS OF STOCK GRANTS.
     -------------------------------------

     Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in a Stock Grant Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Stock Grant Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

     (a) Each Stock Grant Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

     (b) Each Stock Grant Agreement shall state the number of Shares to which the Stock Grant pertains; and

     (c) Each Stock Grant Agreement shall include the terms of any right of the Company to reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.


8.   EXERCISE OF OPTIONS AND ISSUE OF SHARES.
     ----------------------------------------

     An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal executive office address, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or
(d) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the

Administrator, by any combination of (a), (b), (c), (d) and (e) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

      The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

     The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 26) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

     The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting the counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.


9.   ACCEPTANCE OF STOCK GRANT AND ISSUE OF SHARES.
     ----------------------------------------------

     A Stock Grant (or any part or installment thereof) shall be accepted by executing the Stock Grant Agreement and delivering it to the Company at its principal office address, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant is being accepted, and upon compliance with any other conditions set forth in the Stock Grant Agreement. Payment of the purchase price for the Shares as to which such Stock Grant is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of acceptance of the Stock Grant to the purchase price of the Stock Grant determined in good faith by the Administrator, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in

Section 1274(d) of the Code,or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

     The Company shall then reasonably promptly deliver the Shares as to which such Stock Grant was accepted to the Participant (or to the Participant's Survivors, as the case may be), subject to any escrow provision set forth in the Stock Grant Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

     The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant or Stock Grant Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant was made, if the amendment is adverse to the Participant.


10.  RIGHTS AS A SHAREHOLDER.
     ------------------------

     No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company's share register in the name of the Participant.


11.  ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.
     --------------------------------------------------

     By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable Option Agreement or Stock Grant Agreement. The designation of a beneficiary of a Stock Right by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant's lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

12.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH
     ---------------------------------------------------------------------------
     OR DISABILITY.
     --------------

     Except as otherwise provided in the pertinent Option Agreement in the event of a termination of service (whether as an employee or director ) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

     a. A Participant who ceases to be an employee or director of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 13, 14, and 15, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

     b. Except as provided in subparagraph (c) below, or Paragraph 14 or 15, in no event may an Option Agreement provide, if an Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

     c. The provisions of this Paragraph, and not the provisions of Paragraph 14 or 15, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment or director status, provided, however, in the case of a Participant's Disability or death within three (3) months after the termination of employment or director status, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of employment, but in no event after the date of expiration of the term of the Option.

     d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment or termination of director status, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

     e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment or director status with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

     f. Except as required by law or as set forth in the pertinent Option Agreement, Options granted under the Plan shall not be affected by any change of a

         Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee or director of the Company or any Affiliate.


13.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE "FOR CAUSE".
     --------------------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee or director ) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

     a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

     b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

     d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.


14.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.
     -----------------------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee or director of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such
Participant:

     a.   To the extent exercisable but not exercised on the date of Disability;
          and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

     A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date of the Participant's termination of employment or directorship, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become disabled and had continued to be an employee or director or, if earlier, within the originally prescribed term of the Option.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.


15.  EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE OR DIRECTOR.
     ---------------------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant while the Participant is an employee or director of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

     a.   To the extent exercisable but not exercised on the date of death; and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant's death.

     If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee or director or, if earlier, within the originally prescribed term of the Option.

16.  EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS.
     -------------------------------------------------

     In the event of a termination of service (whether as an employee or director) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

     For purposes of this Paragraph 16 and Paragraph 17 below, a Participant to whom a Stock Grant has been offered under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment or director status with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

     In addition, for purposes of this Paragraph 16 and Paragraph 17 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment or director status so long as the Participant continues to be an employee or director of the Company or any Affiliate.

17.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR
     --------------------------------------------------------------------------
     DEATH OR DISABILITY.
     --------------------

     Except as otherwise provided in the pertinent Stock Grant Agreement, in the event of a termination of service (whether as an employee or director), other than termination "for cause," Disability, or death for which events there are special rules in Paragraphs 18, 19, and 20, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company's repurchase rights have not lapsed.


18.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE "FOR CAUSE".
     -------------------------------------------------------------

     Except as otherwise provided in the pertinent Stock Grant Agreement, the following rules apply if the Participant's service (whether as an employee or director) with the Company or an Affiliate is terminated "for cause":

     a. All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

     b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the Company's right to repurchase all of such Participant's Shares shall apply.

     d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.


19.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.
     ----------------------------------------------------------------

     Except as otherwise provided in the pertinent Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee or director of the Company or of an Affiliate by reason of Disability: to the extent the Company's rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant as would have lapsed had the Participant not become Disabled prior to the end of the vesting period which next ends following the date of Disability. The proration shall be based upon the number of days of such vesting period prior to the date of Disability.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.


20. EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE OR DIRECTOR.
    --------------------------------------------------------------

     Except as otherwise provided in the pertinent Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee or director of the Company or of an Affiliate: to the extent the Company's rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the

Shares subject to such Stock Grant as would have lapsed had the Participant not died prior to the end of the vesting period which next ends following the date of death. The proration shall be based upon the number of days of such vesting period prior to the Participant's death.


21.  PURCHASE FOR INVESTMENT.
     ------------------------

     Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     a. The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

                    "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

     b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.


22.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.
     ------------------------------------------

     Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation.

23.  ADJUSTMENTS.
     ------------

     Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Option Agreement or Stock Grant Agreement:

     A. Stock Dividends and Stock Splits. If (i) the shares of Common Stock
        --------------------------------
shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise or acceptance of such Stock Right may be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the purchase price per share to reflect such events. The number of Shares subject to Options to be granted to directors pursuant to Paragraph 6(A)(e) shall also be proportionately adjusted upon the occurrence of such events.

     B. Consolidations or Mergers. If the Company is to be consolidated with or
        -------------------------
acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

     With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of an Acquisition, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

     C. Recapitalization or Reorganization. In the event of a recapitalization
        ----------------------------------
or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising or accepting a Stock Right shall be entitled to receive for the purchase price, if any, paid upon such exercise or acceptance the securities which would have been received if such Stock Right had been exercised or accepted prior to such recapitalization or reorganization.

     D. Modification of ISOs. Notwithstanding the foregoing, any
        --------------------
adjustments made pursuant to Subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.


24.  ISSUANCES OF SECURITIES.
     ------------------------

     Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.


25.  FRACTIONAL SHARES.
     ------------------

     No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

26.  CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.
     -------------------------------------------------------------------

     The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.


27.  WITHHOLDING.
     ------------

     In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 28) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.


28.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
     -----------------------------------------------

     Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or (b) one year after the date the Key Employee acquired Shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.


29.  TERMINATION OF THE PLAN.
     ------------------------

     The Plan will terminate on August 27, 2007, the date which is ten (10) years from the earlier of the date of its adoption and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier
                                                                     -------
date by vote of the shareholders of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements or Stock Grant Agreements executed prior to the effective date of such termination.


30.  AMENDMENT OF THE PLAN AND AGREEMENTS.
     -------------------------------------

     The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements and Stock Grant Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements and Stock Grant Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.


31.  EMPLOYMENT OR OTHER RELATIONSHIP.
     ---------------------------------

     Nothing in this Plan or any Option Agreement or Stock Grant Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

32.  GOVERNING LAW.
     --------------

     This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

                                       21